Exhibit 99.1

Tapestry, Inc.
Analysts and Investors:
Christina Colone
Global Head of Investor Relations
212/946-7252
ccolone@tapestry.com
Media:
Jennifer Leemann
Global Head of Communications
212/631-2797
jleemann@tapestry.com
Caleres
Analysts and Investors:
Liz Dunn
SVP Corporate Development and Strategic Communications
ldunn@caleres.com
Media:
Kelly Malone
VP Corporate Communications
kmalone@caleres.com

TAPESTRY, INC. ENTERS INTO DEFINITIVE AGREEMENT TO SELL STUART WEITZMAN BRAND TO CALERES

New York, February 19, 2025 Tapestry, Inc. (NYSE: TPR), a house of iconic accessories and lifestyle brands, today announced that it entered into a definitive agreement to sell the Stuart Weitzman brand to Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, for $105 million in cash, subject to customary adjustments.

“Stuart Weitzman is an iconic global footwear brand, whose teams have added to the passion, creativity, and craftsmanship of our organization over the last decade," said Joanne Crevoiserat, Chief Executive Officer of Tapestry, Inc. "Importantly, as diligent stewards of our portfolio and disciplined allocators of capital, this transaction ensures that all our brands are positioned for long-term success and that we maintain a sharp focus on our largest value creation opportunities. At Tapestry, this means harnessing our position of strength to sustain Coach’s leadership and momentum while reinvigorating Kate Spade to drive durable organic growth and shareholder value.  At the same time, we are pleased that we found Stuart Weitzman a home in Caleres – an ideal owner to guide its next chapter of growth.”

Jay Schmidt, president and CEO of Caleres added, “I have long admired Stuart Weitzman for the brand’s pivotal role in shaping the footwear industry. As we bring this iconic brand into the Caleres portfolio, we are committed to preserving its legacy of craftsmanship, quality and fit while driving it forward. The acquisition of Stuart Weitzman advances our strategic agenda to grow our Brand Portfolio segment with more global and direct-to-consumer reach. Stuart Weitzman will be a lead brand for Caleres, and with this combination the Brand Portfolio segment will generate nearly half of our total revenue and will continue to generate over half of our operating profit.  We will leverage our demonstrated, best-in-class footwear capabilities while pursuing category and channel growth. We expect to operate the brand profitably post integration and I look forward to partnering with both the Tapestry and Stuart Weitzman teams for a seamless and successful transition.”

The transaction is expected to close in the summer of 2025, subject to customary closing conditions.

Advisors
Morgan Stanley & Co. LLC is serving as Tapestry, Inc.’s financial advisor and Latham & Watkins LLP is its legal advisor.   BofA Securities is serving as Caleres’s financial advisor and BCLP (Bryan Cave Leighton Paisner) is its legal advisor.

About Tapestry, Inc.
Our global house of brands unites the magic of Coach, kate spade new york and Stuart Weitzman.  Each of our brands are unique and independent, while sharing a commitment to innovation and authenticity defined by distinctive products and differentiated customer experiences across channels and geographies. We use our collective strengths to move our customers and empower our communities, to make the fashion industry more sustainable, and to build a company that’s equitable, inclusive, and diverse. Individually, our brands are iconic. Together, we can stretch what’s possible. To learn more about Tapestry, please visit www.tapestry.com. For important news and information regarding Tapestry, visit the Investor Relations section of our website at www.tapestry.com/investors. In addition, investors should continue to review our news releases and filings with the SEC. We use each of these channels of distribution as primary channels for publishing key information to our investors, some of which may contain material and previously non-public information. The Company’s common stock is traded on the New York Stock Exchange under the symbol TPR.

About Stuart Weitzman
Since 1986, New York City-based global luxury footwear brand Stuart Weitzman has combined its signature artisanal craftsmanship and precise engineering to empower women to stand strong. Having perfected the art of shoemaking for over 35 years, the brand continues to expand its assortment to feature handbags and men’s footwear, all the while staying true to its ethos of inspiring strength and confidence with every step.

About Caleres
Caleres is a market-leading portfolio of global footwear brands that includes Famous Footwear, Sam Edelman, Allen Edmonds, Naturalizer, Vionic, and more. Our products are available virtually everywhere - in the nearly 1,000 retail stores we operate, in hundreds of major department and specialty stores, on our 15 branded e-commerce sites, and on many additional third-party retail websites. Combined, these brands make Caleres a company with both a legacy and a mission. Our legacy is our more than 140 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great… feet first. Visit caleres.com to learn more about us.

This Press Release may contain forward-looking statements based on management’s current expectations. Forward-looking statements include, but are not limited to, statements regarding the Company’s capital deployment plans, including anticipated share repurchase plans, and statements that can be identified by the use of forward-looking terminology such as “may,” “can,” “if,” “continue,” “assume,” “should,” “expect,” “confidence,” “goals,” “trends,” “anticipate,” “intend,” “estimate,” “on track,” “future,” “plan,” “deliver,” “potential,” “position,” “believe,” “will,” “target,”  “guidance,” “forecast,” “outlook,” “commit,” “leverage,” “generate,” “enhance,”  “innovation,” “drive,” “effort,” “progress,” “confident,”  “uncertain,” “achieve,” “strategic,” “growth,” “we can stretch what’s possible,” similar expressions, and variations or negatives of these words. Future results may differ materially from management’s current expectations, based upon a number of important factors, including risks and uncertainties such as the effect of the announcement of the announced transaction to sell the Stuart Weitzman business on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or the Stuart Weitzman business do business, or on the Company’s or the Stuart Weitzman business’s operating results and business generally; risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; the outcome of any legal proceedings related to the transaction; the ability of the parties to consummate the transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the Transaction; business disruption following the Transaction, the impact of economic conditions, recession and inflationary measures, risks associated with operating in international markets and our global sourcing activities, the ability to anticipate consumer preferences and retain the value of our brands, including our ability to execute on our e-commerce and digital strategies, the impact of tax and other legislation, the risks associated with potential changes to international trade agreements and the imposition of additional duties on importing our products, the ability to successfully implement the initiatives under our 2025 growth strategy, the effect of existing and new competition in the marketplace, the effect of seasonal and quarterly fluctuations on our sales or operating results, the risk of cybersecurity threats and privacy or data security breaches, our ability to satisfy our outstanding debt obligations or incur additional indebtedness, the risks associated with climate change and other corporate responsibility issues, our ability to protect against infringement of our trademarks and other proprietary rights, and the impact of pending and potential future legal proceedings, etc. In addition, purchases of shares of the Company’s common stock will be made subject to market conditions and at prevailing market prices. Please refer to the Company’s latest Annual Report on Form 10-K, latest Quarterly Report on Form 10-Q and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors. The Company assumes no obligation to revise or update any such forward-looking statements for any reason, except as required by law.

###

10 HUDSON YARDS, NEW YORK, NY 10001 TELEPHONE 212 594 1850  FAX 212 594 1682  WWW.TAPESTRY.COM